UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

June 20, 2006

(Date of the earliest event reported)

Simulations Plus, Inc.

(Exact name of registrant as specified in its charter)

California	000-32046	95-4595609
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

42505 10th Street West, Lancaster, California 93534
(Address of principal executive offices) (Zip Code)

661-723-7723
Registrant's telephone number, including area code

Item 2.01 Results of Operations and Financial Condition

On June 20, 2006, Simulations Plus, Inc., a California corporation (the "Company"), issued a press release reporting preliminary financial results for the fiscal quarter ending May 31, 2006. A copy of the press release hereto is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.

Item 8.01 Other Events

On June 20, 2006, Simulations Plus, Inc., a California corporation (the "Company"), issued a press release announcing that the company’s CEO will be presenting at the Wall Street Reporter Small-cap Discovery Conference in New York on Wednesday, June 21, 2006. A copy of the Power Point Presentation hereto is attached as Exhibit 99.2 to this current report and is incorporated herein by reference.

This report on Form 8-K (the "Report"), including the disclosures set forth herein, contains certain forward-looking statements that involve substantial risks and uncertainties. When used herein, the terms "anticipates," "expects," "estimates," "believes" and similar expressions, as they relate to us or our management, are intended to identify such forward-looking statements.

Forward-looking statements in this Report or hereafter, including in other publicly available documents filed with the Securities and Exchange Commission (the "Commission"), reports to the stockholders of Simulations Plus, Inc., a California corporation (the "Company" or "us," "our" or "we") and other publicly available statements issued or released by us involve known and unknown risks, uncertainties and other factors which could cause our actual results, performance (financial or operating) or achievements to differ from the future results, performance (financial or operating) or achievements expressed or implied by such forward-looking statements. Such future results are based upon management's best estimates based upon current conditions and the most recent results of operations. These risks include, but are not limited to, the risks set forth herein and in such other documents filed with the Commission, each of which could adversely affect our business and the accuracy of the forward-looking statements contained herein. Our actual results, performance or achievements may differ materially from those expressed or implied by such forward-looking statements.

Item 9.01 Financial Statements and Exhibits

(c)      Exhibits

99.1	Press Release dated June 20, 2006.
99.2	Power Point Presentation for the Wall Street Reporter Small-cap Discovery Conference on Wednesday, June 21, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIMULATIONS PLUS, INC.

Dated: June 20, 2006	By:	/s/ Momoko Beran
Momoko Beran
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated June 20, 2006.
99.2	Power Point Presentation for the Wall Street Reporter Small-cap Discovery Conference on Wednesday, June 21, 2006.